This STOCK PURCHASE  AGREEMENT,  dated as of December 31, 1997
(the "Agreement"), is between INDIVIDUAL INVESTOR GROUP, INC., a Delaware corporation (the "Company"), and WISE PARTNERS, L.P., a Limited Partnership organized and existing under the laws of the State of Delaware (the "Buyer").

                  1. PURCHASE AND SALE. Subject to the terms and conditions herein set forth, the Company hereby sells and delivers to Buyer and Buyer hereby purchases from the Company, for an aggregate purchase price of Three Million Dollars ($3,000,000), an aggregate of Four Hundred Eighty-Nine Thousand Seven Hundred Ninety-Five (489,795) shares (the "Shares") of the Company's common stock, $.01 par value per share (the "Common Stock"). The Company will deliver to Buyer, within Thirty (30) days of the effective date of this Agreement, stock certificates representing the Shares indicating the Buyer as the sole owner of the Shares. The Buyer hereby makes payment to the Company, by delivery of a bank check or certified check payable to the order of the Company or by wire transfer to an account designated by the Company, in the amount of Three Million Dollars ($3,000,000).

                  2. REPRESENTATIONS AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to and covenants with Buyer as follows:

                    2.1 Organization. The Company is duly organized, validly existing and in good standing in the State of Delaware.

                    2.2 Authority; Execution and Delivery, Etc. The execution, delivery, and performance of this Agreement has been duly authorized by the Company's Board of Directors and no other corporate proceedings on the part of the Company or its stockholders are required. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid, and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights in general or general principles of equity. The Shares have been duly authorized and are legally and validly issued, fully paid and non-assessable. The Company hereby conveys marketable title to the Shares to the Buyer, free and clear of all liens and encumbrances.

                  3. REPRESENTATIONS OF BUYER. Buyer hereby represents and warrants to the Company as follows:

                           (a)      Buyer is a Limited Partnership organized and
existing in good standing under the laws of the State of Delaware and Jonathan Steinberg, an individual residing in the State of New York, is the sole General Partner of Buyer.

                           (b)      Buyer is aware that its investment involves
a substantial degree of risk, including, but not limited to the following: (i) the Company has had substantial operating losses for the fiscal years ended December 31, 1996 and December 31, 1997, and expects to continue to incur losses in the future; (ii) the Company has experienced and will continue to experience substantial fluctuations in its operating income (loss) from quarter to quarter and year to year; (iii) the Company may need additional financing in the future to fund operating losses; (iv) management and the existing principal stockholders of the Company beneficially own a substantial amount of the outstanding voting stock of the Company and accordingly are in a position to substantially influence the election of all directors of the Company and the vote on matters requiring stockholder approval; (v) the Company's success will to a significant extent rely upon the continued services and abilities of Jonathan Steinberg, who is the Chairman and Chief

Executive Officer of the Company. Buyer acknowledge and is aware that there is no assurance as to the future performance of the Company.

                           (c)      Buyer is  purchasing the Shares  for his own
account for investment and not with a view to or in connection with a distribution of the Shares, nor with any present intention of selling or otherwise disposing of all or any part of the Shares, except as contemplated in
Section 5.1 below. Subject to Section 5.1 below, Buyer agrees that Buyer must bear the economic risk of its investment because, among other reasons, the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned, or otherwise disposed of until they are registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. Promptly upon Buyer's request, after the expiration of the two-year holding period provided for in the SEC's Rule 144(k), provided that Buyer is not then and for three months prior thereto has not been, an affiliate of the Company within the meaning of the SEC's Rule 144(a), the Company will exchange the Buyer's stock certificate (legended as aforesaid) for a new certificate with no restrictive legends thereon, suitable for transfer in the public securities markets, subject to the Buyer's providing the Company with such usual and customary representations in connection therewith as the Company may reasonably request.

                           (d)      Buyer has  the financial ability to bear the
economic risk of its investment in the Company (including its complete loss), has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company.

                           (e)      Buyer  has such knowledge and  experience in
financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and Buyer has obtained, in its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. Buyer has had full opportunity to ask questions and receive satisfactory answers concerning all matters pertaining to its investment and all such questions have been answered to its full satisfaction. Buyer has been provided an opportunity to obtain any additional information concerning the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense. Buyer has received no representation or warranty from the Company with respect to its investment in the Company, and has relied solely upon its own investigation in making a decision to invest in the Company.

                           (f)      Buyer is an "accredited investor" as defined
in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder.

                           (g)      This Agreement  has been  duly executed  and
delivered by Buyer and constitutes the legal, valid, and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights in general or general principles of equity.

                  4.       RESTRICTIONS ON TRANSFER.

                           4.1      Restrictions on Transfer.  Buyer agrees that
it will not sell, transfer, or otherwise dispose of any of the Shares, except pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and the Company has received an opinion of counsel satisfactory to the Company that such exemption is available.

                           4.2      Legend.  Each certificate for the Shares
shall bear the following legend:

         "THE  SECURITIES   REPRESENTED  BY  THIS   CERTIFICATE  HAVE  NOT  BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH EXEMPTION IS AVAILABLE."

                  5.       REGISTRATION RIGHTS.

                           5.1      Piggyback  Registration.  From  the date  of
this agreement until the second anniversary thereof, if the Company proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of security (other than a registration statement on Form S-4 or S-8 or successor forms thereto or filed in connection with an exchange offer or business combination or an offering of securities solely to the Company's existing stockholders), then the Company shall in each case give written notice of such proposed filing to the Buyer at least thirty days before the anticipated filing date, and such notice shall offer the Buyer the opportunity to register such number of shares of Common Stock of the Company as the Buyer may request. Upon the written request of the Buyer made within twenty days of receipt of such notice, the Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Buyer to include such shares in such offering on the same terms and conditions as any shares of Common Stock of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering delivers a written opinion to the Buyer that the total number of shares which it, the Company and any other persons or entities intend to include in such offering may adversely affect the success or offering price of such offering, then the number of shares to be offered for the account of the Buyer shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter (or, if applicable, excluding such shares entirely), provided that if shares are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of shares intended to be offered by the Buyer than the fraction of similar reductions imposed on such other persons or entities other than the Company over the amount of securities they intended to offer. In the event that the registration proposed by the Company is an underwritten primary offering of its securities and the Buyer does not sell its securities to the underwriter of the Company's securities in connection with such offering, the Buyer shall, to the extent permitted by applicable law or regulation, refrain from selling any of its securities during the period of distribution of the

Company's securities by such underwriter in the primary offering and the period in which the underwriter participates in the aftermarket and for such additional period requested by the underwriter, provided, however, that the Buyer shall, in any event, be entitled to sell its securities in connection with such registration statement commencing on the 90th day after the effective date of such registration statement.

                           5.2      Blue Sky.  In connection with the
registration of its securities pursuant to Section 5.1, the Company shall use all reasonable efforts to register and qualify its securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions within the United States as the Buyer shall reasonably request and do any and all such other acts and things as may be reasonably necessary or advisable to enable the Buyer to consummate the disposition in such jurisdictions of the securities held by the Buyer; provided that the Company shall not be required to consent to general service of process, to qualify, to do business or subject itself to tax liability in any jurisdiction in which it has not, as of the effective date of such registration, qualified to do business.

                           5.3      Expenses.  All expenses in  connection  with
registrations of the Shares shall be borne by the Company except for underwriting discounts and commissions, applicable transfer taxes, expenses associated with blue sky registrations requested by Buyer pursuant to Section 5.2, and expenses of counsel to the Buyer, which shall be borne by the Buyer.

                           5.4      Indemnification.

                           (a)  Subject  to the conditions set forth below,  the
Company agrees to indemnify and hold harmless the Buyer, its General Partner, limited partners, and its affiliates and each of their officers, directors, trustees, agents and employees and each person, if any, who controls the Buyer ("Controlling Person") within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) to which it may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended ("Exchange Act") or any other statute or at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement (a "Registration Statement") in which the Buyer's securities shall be included or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to the Buyer by the Buyer expressly for use in the Registration Statement. The Company agrees promptly to notify the Buyer of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Shares in connection with the Registration Statement.

                           (b)      If any  action is brought against  the Buyer
in respect of which  indemnity  may be sought  against the  Company  pursuant to
Section 5, Buyer shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the approval of Buyer) and payment of actual expenses. Buyer shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of Buyer unless (i) the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or (ii) the Company shall not have employed counsel to have charge of the defense of such action, or (iii) the Buyer shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the Buyer), in any of which events the fees and expenses of not more than one additional firm of attorneys selected by Buyer and/or controlling person shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if Buyer shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld.

                           (c) Buyer agrees to indemnify  and hold harmless each
of the Company, its directors, officers and employees and any underwriter (as defined in the Securities Act) and each Controlling Person of the Company, against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to Buyer, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions directly relating to Buyer in the Registration Statement, and in strict conformity with, written information furnished to the Company by Buyer expressly for use in the Registration Statement. In case any action shall be brought against the Company or any other person so indemnified based on the Registration Statement, and in respect of which indemnity may be sought against Buyer, Buyer shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to Buyer by the provisions of paragraph (b) above.

                           5.5      Contribution.

                           (a)      In  order to provide for just  and equitable
contribution under the Securities Act in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act, the Exchange Act, or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and Buyer shall contribute, in proportion to their relative fault, to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and Buyer, as incurred; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (b)    Within fifteen days after receipt by any party
to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement thereof, but the omission to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution on account of any settlement of any Claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 5 are intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act or otherwise available.

                  6.       MISCELLANEOUS.

                           6.1     Expenses. Each  party shall be liable for its
own expenses in connection with the transactions contemplated by this Agreement.

                           6.2     Amendments. This Agreement may not be changed
orally, but only by an agreement in writing signed by the party against whom enforcement is sought.

                           6.3     Successors  and Assigns.  All  covenants  and
agreements in this Agreement contained by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the Company and of Buyer, whether so expressed or not.

                           6.4     Notices, Etc.  All notices, requests, demands
and other communications hereunder shall be in writing and shall be delivered in person or mailed by certified or registered mail first-class, postage prepaid:

      If to the Company:                        with a copy to:

      Individual Investor Group, Inc.           Individual Investor Group, Inc.
      1633 Broadway, 38th Floor                 1633 Broadway, 38th Floor
      New York, New York 10019                  New York, New York  10019
      Attention:  Mr. Jonathan L. Steinberg     Attn: General Counsel

      If to the Buyer:

      Wise Partners, L.P.                       Graubard Mollen & Miller
      c/o Jonathan Steinberg                    600 Third Avenue
      Individual Investor Group, Inc.           New York, New York 10016
      1633 Broadway, 38th Floor                 Attn: Peter Ziemba, Esq.
      New York, New York 10019

Any such notice, request, demand or other communication hereunder shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, at the time of receipt thereof and (ii) if sent by registered or certified first-class mail, postage prepaid, five business days thereafter.

                  Any party may, by written notice to the other, change the address to which notices to such party are to be delivered or mailed.

                           6.5      Governing Law.  This Agreement is being
delivered and is intended to be performed in the State of New York and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of such State.

                  IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.


COMPANY:                                             BUYER:

INDIVIDUAL INVESTOR GROUP, INC.             WISE PARTNERS, L.P.



By:                                         BY:
   -----------------------------               -------------------------------
     Scot Rosenblum                                Jonathan Steinberg
     Senior Vice President                           General Partner